Greenidge to Unveil Pod X Bitcoin Mining Solution at the Bitcoin Conference

Dresden, NY – July 24, 2024 – Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge” or the "Company"), a vertically integrated cryptocurrency datacenter and power generation company, today announced it will be unveiling its Greenidge Pod X for the first time publicly at the Bitcoin Conference. A model of the Greenidge Pod X will be on display in Booth 937 of the conference’s Exhibit Hall at the Music City Center in Nashville, TN, on July 25-27, 2024.

Launched in June 2024, the Greenidge Pod X is a best-in-class crypto mining infrastructure solution that offers miners an innovative design with optimal temperatures that result in superior uptime and better longevity. Greenidge has already deployed the Pod X at its sites in New York, South Carolina, North Dakota and Mississippi, where it recently took its newest bitcoin mining site from acquisition to miner deployment within just three months by building out the site using the Pod X.

Greenidge CEO Jordan Kovler commented: “The introduction of the Greenidge Pod X marks a significant milestone that not only further differentiates Greenidge from other bitcoin mining companies but also positions us competitively as one of only a few pod manufacturers in the world bringing an innovative mining infrastructure offering to the industry with this level of scale and efficiency. We look forward to growing this unique offering and believe it will further accelerate our continued growth trajectory.”

The Greenidge Pod X is defined by a distinct set of competitive advantages that include:

•High Capital Efficiency: The Pod X has capacity for 792 miners, which is 35% more than other pod manufacturers. It also offers one of the lowest pod and infrastructure $/kW cost ratios in the industry.

•Superior Miner Uptime: The Pod X’s innovative design provides optimal temperatures for miners that result in superior uptime and better longevity. It also features an improved filter design to simplify maintenance.

•Low Decibel Output: Greenidge’s engineered solution features one of the lowest decibel outputs in the market.

•Comprehensive Safety Standards: The Pod X adheres strictly to all National Electrical Code NFPA 70 regulations, ensuring full compliance with Short Circuit and Arc Flash requirements.

•EPCM & Operating Services: Greenidge also provides additional EPCM and operating services to support miner deployments using the Pod X.

For more info on purchasing the Greenidge Pod X for miner deployments, please visit: https://greenidge.com/pod-x.

About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (NASDAQ: GREE) is a vertically integrated power generation company, focusing on cryptocurrency mining, infrastructure development, engineering, procurement, construction management, operations and maintenance of sites.

Forward-Looking Statements
This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the period ended March 31, 2023, as well as statements about or relating to or otherwise affected by the completion of management’s final review of the financial results and Greenidge’s other closing procedures. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Contacts

Investors
Nick Ratti
315-536-2359
nratti@greenidge.com
investorrelations@greenidge.com

Media
Longacre Square Partners
Charlotte Kiaie / Kate Sylvester, 646-386-0091
greenidge@longacresquare.com

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